Income Taxes Components of Net Deferred Income Tax (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Unrecognized Tax Benefits, Increase Resulting from Acquisition	$ 0	$ 490
Net deferred income tax liability, beginning of year	(4,082)	(4,331)
Goodwill associated with Sunoco Retail to Sunoco LP transaction (see Note 3)	(460)	0
Tax provision	169	(202)
Other	(21)	(39)
Net deferred income tax liability, end of year	$ (4,394)	$ (4,082)